Exhibit 99.1

One Amgen Center Drive Thousand Oaks, CA 91320-1799 Telephone 805-447-1000 www.Amgen.com

 News Release

AMGEN COMPLETES ACQUISITION OF HORIZON THERAPEUTICS PLC

Advances Amgen’s Mission to Serve Patients With First-in-Class Rare Disease Medicines

THOUSAND OAKS, Calif. (Oct. 6, 2023) – Amgen (NASDAQ: AMGN) today announced that it has completed its acquisition of Horizon Therapeutics plc for $116.50 per share in cash, representing a transaction equity value of approximately $27.8 billion.

“Today marks an exciting milestone as we welcome Horizon employees to Amgen and begin working together to serve even more patients around the world suffering from serious illnesses,” said Robert A. Bradway, Amgen’s chairman and chief executive officer. “We have strong momentum in our core business and the addition of Horizon will further position Amgen as a leader across a broader range of diseases.”

The compelling strategic and financial rationale for the acquisition includes:

•	Alignment with Amgen’s core strategy of delivering innovative medicines that make a significant difference for patients suffering from serious diseases.
•

Strengthening of Amgen’s leading inflammation portfolio by adding first-in-class, early-in-lifecycle medicines such as TEPEZZA® (teprotumumab-trbw), KRYSTEXXA® (pegloticase) and UPLIZNA® (inebilizumab-cdon), which treat rare inflammatory diseases.

•	Leveraging of Amgen’s world-class capabilities in biologics research and development, process development and manufacturing, as well as Amgen’s presence in more than 100 countries around the world.
•	Generating robust cash flow to support capital allocation priorities, including ongoing investment in innovation while sustaining a commitment to an investment grade credit rating.
•	Acceleration of revenue growth; expected to be accretive to non-GAAP earnings per share from 2024.

Amgen expects to provide updated FY 2023 guidance during its third quarter earnings call.

About TEPEZZA® (teprotumumab-trbw)

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TEPEZZA is indicated for the treatment of Thyroid Eye Disease regardless of Thyroid Eye Disease activity or duration.

TEPEZZA® (teprotumumab-trbw) Important Safety Information

WARNINGS AND PRECAUTIONS

Infusion Reactions

TEPEZZA may cause infusion reactions. Infusion reactions have been reported in approximately 4% of patients treated with TEPEZZA. Reported infusion reactions have usually been mild or moderate in severity. Signs and symptoms may include transient increases in blood pressure, feeling hot, tachycardia, dyspnea, headache and muscular pain.

Preexisting Inflammatory Bowel Disease

TEPEZZA may cause an exacerbation of preexisting inflammatory bowel disease (IBD). Monitor patients with IBD for flare of disease. If IBD exacerbation is suspected, consider discontinuation of TEPEZZA.

Hyperglycemia

Increased blood glucose or hyperglycemia may occur in patients treated with TEPEZZA.

Hearing Impairment including Hearing Loss

TEPEZZA may cause severe hearing impairment including hearing loss, which in some cases may be permanent. Assess patients’ hearing before, during and after treatment with TEPEZZA and consider the benefit-risk of treatment with patients.

Please see Full Prescribing Information or visit TEPEZZAhcp.com for more information.

About KRYSTEXXA® (pegloticase)

KRYSTEXXA® (pegloticase) Indication

KRYSTEXXA (pegloticase) is indicated for the treatment of chronic gout in adult patients who have failed to normalize serum uric acid and whose signs and symptoms are inadequately controlled with xanthine oxidase inhibitors at the maximum medically appropriate dose or for whom these drugs are contraindicated.

Limitations of Use: KRYSTEXXA is not recommended for the treatment of asymptomatic hyperuricemia.

KRYSTEXXA® (pegloticase) Important Safety Information

WARNING: ANAPHYLAXIS AND INFUSION REACTIONS, G6PD DEFICIENCY ASSOCIATED HEMOLYSIS AND METHEMOGLOBINEMIA

•	Anaphylaxis and infusion reactions have been reported to occur during and after administration of KRYSTEXXA.

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•	Anaphylaxis may occur with any infusion, including a first infusion and generally manifests within 2 hours of the infusion. Delayed hypersensitivity reactions have also been reported.
•	KRYSTEXXA should be administered in healthcare settings and by healthcare providers prepared to manage anaphylaxis and infusion reactions.
•	Patients should be premedicated with antihistamines and corticosteroids and closely monitored for anaphylaxis for an appropriate period after administration of KRYSTEXXA.
•	Serum uric acid levels should be monitored prior to each infusion and treatment discontinued if levels increase to above 6 mg/dL, particularly when 2 consecutive levels above 6 mg/dL are observed.
•

Patients at risk for glucose-6-phosphate dehydrogenase (G6PD) deficiency should be screened prior to starting KRYSTEXXA. Hemolysis and methemoglobinemia have been reported with KRYSTEXXA in patients with G6PD deficiency. KRYSTEXXA is contraindicated in patients with G6PD deficiency.

CONTRAINDICATIONS

•	In patients with G6PD deficiency.
•	In patients with history of serious hypersensitivity reactions, including anaphylaxis, to KRYSTEXXA or any of its components.

WARNINGS AND PRECAUTIONS

Gout Flares: An increase in gout flares is frequently observed upon initiation of anti-hyperuricemic therapy, including KRYSTEXXA. Gout flare prophylaxis with a non-steroidal anti-inflammatory drug (NSAID) or colchicine is recommended starting at least 1 week before initiation of KRYSTEXXA therapy and lasting at least 6 months, unless medically contraindicated or not tolerated.

Congestive Heart Failure: KRYSTEXXA has not been formally studied in patients with congestive heart failure, but some patients in the pre-marketing placebo-controlled clinical trials experienced exacerbation. Caution should be exercised in patients who have congestive heart failure and patients should be closely monitored following infusion.

Please see Full Prescribing Information, including Boxed Warning.

About UPLIZNA ® (inebilizumab-cdon)

UPLIZNA is indicated for the treatment of neuromyelitis optica spectrum disorder (NMOSD) in adult patients who are anti-aquaporin-4 (AQP4) antibody positive.

UPLIZNA® (inebilizumab-cdon) Important Safety Information

UPLIZNA is contraindicated in patients with:

•	A history of life-threatening infusion reaction to UPLIZNA
•	Active hepatitis B infection
•	Active or untreated latent tuberculosis

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WARNINGS AND PRECAUTIONS

Infusion Reactions

UPLIZNA can cause infusion reactions, which can include headache, nausea, somnolence, dyspnea, fever, myalgia, rash or other symptoms.

Infections

The most common infections reported by UPLIZNA-treated patients in the randomized and open-label periods included urinary tract infection (20%), nasopharyngitis (13%), upper respiratory tract infection (8%) and influenza (7%). Delay UPLIZNA administration in patients with an active infection until the infection is resolved.

The risk of Hepatitis B Virus (HBV) reactivation has been observed with other B-cell-depleting antibodies. Perform HBV screening in all patients before initiation of treatment with UPLIZNA. Do not administer to patients with active hepatitis.

Although no confirmed cases of Progressive Multifocal Leukoencephalopathy (PML) were identified in UPLIZNA clinical trials, JC virus infection resulting in PML has been observed in patients treated with other B-cell-depleting antibodies and other therapies that affect immune competence. At the first sign or symptom suggestive of PML, withhold UPLIZNA and perform an appropriate diagnostic evaluation. Patients should be evaluated for tuberculosis risk factors and tested for latent infection prior to initiating.

Vaccination with live-attenuated or live vaccines is not recommended during treatment and after discontinuation, until B-cell repletion.

Reduction in Immunoglobulins

There may be a progressive and prolonged hypogammaglobulinemia or decline in the levels of total and individual immunoglobulins such as immunoglobulins G and M (IgG and IgM) with continued UPLIZNA treatment.

For additional information on UPLIZNA, please see the Full Prescribing Information at www.UPLIZNA.com.

About Amgen

Amgen is committed to unlocking the potential of biology for patients suffering from serious illnesses by discovering, developing, manufacturing and delivering innovative human therapeutics. This approach begins by using tools like advanced human genetics to unravel the complexities of disease and understand the fundamentals of human biology.

Amgen focuses on areas of high unmet medical need and leverages its expertise to strive for solutions that improve health outcomes and dramatically improve people’s lives. A biotechnology pioneer since 1980, Amgen has grown to be one of the world’s leading independent biotechnology companies, has reached millions of patients around the world and is developing a pipeline of medicines with breakaway potential.

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Amgen is one of the 30 companies that comprise the Dow Jones Industrial Average and is also part of the Nasdaq-100 index. In 2023, Amgen was named one of “America’s Greatest Workplaces” by Newsweek, one of “America’s Climate Leaders” by USA Today and one of the “World’s Best Companies” by TIME.

For more information, visit Amgen.com and follow us on X (formerly known as Twitter), LinkedIn, Instagram, TikTok, YouTube and Threads.

About Horizon

Horizon is a global biotechnology company focused on the discovery, development and commercialization of medicines that address critical needs for people impacted by rare, autoimmune and severe inflammatory diseases. Our pipeline is purposeful: we apply scientific expertise and courage to bring clinically meaningful therapies to patients. We believe science and compassion must work together to transform lives.

Amgen Forward-Looking Statements

This news release contains forward-looking statements that are based on the current expectations and beliefs of Amgen. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including any statements on the outcome, benefits and synergies of collaborations, or potential collaborations, with any other company (including BeiGene, Ltd. or Kyowa-Kirin Co., Ltd.), the performance of Otezla® (apremilast) (including anticipated Otezla sales growth and the timing of non-GAAP EPS accretion), the Teneobio, Inc. acquisition, the ChemoCentryx, Inc. acquisition, or the Horizon Therapeutics plc acquisition (including the prospective performance and outlook of Horizon’s business, performance and opportunities and any potential strategic benefits, synergies or opportunities expected as a result of such acquisition), as well as estimates of revenues, operating margins, capital expenditures, cash, other financial metrics, expected legal, arbitration, political, regulatory or clinical results or practices, customer and prescriber patterns or practices, reimbursement activities and outcomes, effects of pandemics or other widespread health problems on our business, outcomes, progress, and other such estimates and results. Forward-looking statements involve significant risks and uncertainties, including those discussed below and more fully described in the Securities and Exchange Commission reports filed by Amgen, including our most recent annual report on Form 10-K and any subsequent periodic reports on Form 10-Q and current reports on Form 8-K. Unless otherwise noted, Amgen is providing this information as of the date of this news release and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

No forward-looking statement can be guaranteed and actual results may differ materially from those we project. Our results may be affected by our ability to successfully market both new and existing products domestically and internationally, clinical and regulatory developments involving current and future products, sales growth of recently launched products, competition from other products including biosimilars, difficulties or delays in manufacturing our products and global economic conditions. In addition, sales of our products are affected by pricing pressure, political and public scrutiny and

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reimbursement policies imposed by third-party payers, including governments, private insurance plans and managed care providers and may be affected by regulatory, clinical and guideline developments and domestic and international trends toward managed care and healthcare cost containment. Furthermore, our research, testing, pricing, marketing and other operations are subject to extensive regulation by domestic and foreign government regulatory authorities. We or others could identify safety, side effects or manufacturing problems with our products, including our devices, after they are on the market. Our business may be impacted by government investigations, litigation and product liability claims. In addition, our business may be impacted by the adoption of new tax legislation or exposure to additional tax liabilities. If we fail to meet the compliance obligations in the corporate integrity agreement between us and the U.S. government, we could become subject to significant sanctions. Further, while we routinely obtain patents for our products and technology, the protection offered by our patents and patent applications may be challenged, invalidated or circumvented by our competitors, or we may fail to prevail in present and future intellectual property litigation. We perform a substantial amount of our commercial manufacturing activities at a few key facilities, including in Puerto Rico, and also depend on third parties for a portion of our manufacturing activities, and limits on supply may constrain sales of certain of our current products and product candidate development. An outbreak of disease or similar public health threat, such as COVID-19, and the public and governmental effort to mitigate against the spread of such disease, could have a significant adverse effect on the supply of materials for our manufacturing activities, the distribution of our products, the commercialization of our product candidates, and our clinical trial operations, and any such events may have a material adverse effect on our product development, product sales, business and results of operations. We rely on collaborations with third parties for the development of some of our product candidates and for the commercialization and sales of some of our commercial products. In addition, we compete with other companies with respect to many of our marketed products as well as for the discovery and development of new products. Discovery or identification of new product candidates or development of new indications for existing products cannot be guaranteed and movement from concept to product is uncertain; consequently, there can be no guarantee that any particular product candidate or development of a new indication for an existing product will be successful and become a commercial product. Further, some raw materials, medical devices and component parts for our products are supplied by sole third-party suppliers. Certain of our distributors, customers and payers have substantial purchasing leverage in their dealings with us. The discovery of significant problems with a product similar to one of our products that implicate an entire class of products could have a material adverse effect on sales of the affected products and on our business and results of operations. Our efforts to collaborate with or acquire other companies, products or technology, and to integrate the operations of companies or to support the products or technology we have acquired, may not be successful. There can be no guarantee that we will be able to realize any of the strategic benefits, synergies or opportunities arising from the Horizon acquisition, and such benefits, synergies or opportunities may take longer to realize than expected. We may not be able to successfully integrate Horizon, and such acquisition or integration may take longer, be more difficult or cost more than expected. A breakdown, cyberattack or information security breach of our information technology systems could compromise the

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confidentiality, integrity and availability of our systems and our data. Our stock price is volatile and may be affected by a number of events. Our business and operations may be negatively affected by the failure, or perceived failure, of achieving our environmental, social and governance objectives. The effects of global climate change and related natural disasters could negatively affect our business and operations. Global economic conditions may magnify certain risks that affect our business. Our business performance could affect or limit the ability of our Board of Directors to declare a dividend or our ability to pay a dividend or repurchase our common stock. We may not be able to access the capital and credit markets on terms that are favorable to us, or at all.

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CONTACT: Amgen, Thousand Oaks

Jessica Akopyan, 805-440-5721 (media)

Justin Claeys, 805-313-9775 (investors)